UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

ENvue Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave Tyler, Texas	77569
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEED	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2026, each of David Johnson and Nino Pionati voluntarily resigned from their respective positions as members of the Board of Directors (the “Board”) of ENvue Medical, Inc. (the “Company”). Messers. Johnson and Pionati’s resignations did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In addition, on July 14, 2026, the remaining members of the Board appointed each of Zvi Joseph and Lior Buchman as members of the Board to fill the vacancies created by the resignations of Messers. Johnson and Pionati. Mr. Joseph was appointed to serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Buchman was appointed to serve on the Company’s Audit Committee and Compensation Committee and will serve as the Chairman of the Compensation Committee. In addition, Zeev Rotstein, M.D., an existing member of the Board, was appointed to Chair of the Nominating and Corporate Governance Committee.

In addition, Prof. Rotstein was appointed to serve as the new Chairman of the Board.

As remuneration for their service as directors, Messrs. Joseph and Buchman will receive the same fees as the Company’s other non-executive directors. There is no arrangement or understanding between Messrs. Joseph and Buchman and any other person pursuant to which they were elected as directors, there are no transactions in which Messrs. Joseph and Buchman have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVUE MEDICAL, Inc.

Date: July 14, 2026	By:	/s/ Doron Besser, M.D.
	Name:	Doron Besser, M.D.
	Title:	Chief Executive Officer